UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                            NETWORKING PARTNERS, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
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    4)   Date Filed:
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
                 THIS INFORMATION STATEMENT IS BEING PROVIDED TO
                  YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                            NETWORKING PARTNERS, INC.
                                 857 Sarno Road
                            Melbourne, Florida 32935

                              INFORMATION STATEMENT

                                September 24, 2014

GENERAL INFORMATION

     This Information Statement of Networking Partners, Inc., a Nevada corporation ("Company"), has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14 (c) of the Securities Exchange Act of 1934, as amended ("Exchange Act") on or about September 22, 2014, to our shareholders of record as of the close of business on September 5, 2014 ("Record Date"), to notify such shareholders that on September 8, 2014 (i) the Company's Board of Directors approved an amendment to our Articles of Incorporation to change the name of the Company to "Sonant Systems, Inc.;" (ii) our Board of Directors set September 5, 2014, as the record date for shareholders entitled to vote on the amendment; and (iii) the Company received the written consent in lieu of a special meeting of shareholders from shareholders holding 8,079,684 shares of our Common Stock representing approximately 52.31% of our total voting stock ("Majority Shareholders"), approving of the Company amending the Articles of Incorporation to change the name to "Sonant Systems, Inc.".

     While the above actions have been approved by a majority of our outstanding shares in accordance with Nevada Corporate Law, the rules of the Securities and Exchange Commission provide that the above actions cannot take effect until at least 20 days after this information statement has first been sent to our shareholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on October 20, 2014.

   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

     The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other similar persons to forward this Information Statement to the beneficial owners of our voting securities, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     You are being provided with this Information Statement pursuant to Section 14 (c) of the Exchange Act and Regulation 14C promulgated thereunder, and, in accordance therewith, the amendment to our Articles of Incorporation will not become effective until at least 20 calendar days after the mailing of this Information Statement.

                             ADDITIONAL INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, we file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room at 100 F Street,, N.E., Washington, D.C. 20549. You should call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings will also be available to the public at the SEC's web site at http://www.sec.gov.

     You may request, and we will voluntarily provide, a copy of our filings, including our annual report, which will contain audited financial statements, at no cost to you, by writing or telephoning us at the following address and telephone number:

                            Networking Partners, Inc.
                                 857 Sarno Road
                            Melbourne, Florida 32935
                            Telephone: (321) 984-8858

     The following documents as filed with the Commission by the Company are incorporated herein by reference:

     1.   Annual  Report on Form 10-K for the  fiscal  year ended  December  31,
          2013;
     2.   Form 10-Q for the quarter  ended March 31, 2014; and
     3.   Form 10-Q for the quarter ended June 30, 2014.

                          OUTSTANDING VOTING SECURITIES

     The holders of our Common Stock are entitled to one vote per share. As of September 5, 2014, we had 15,445,484 shares of Common Stock issued and outstanding

     On September 8, 2014, persons entitled to cast 8,079,684 votes (or 52.31% of total votes entitled to be cast) voted to approve the above described election of directors and other corporate actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

     To our knowledge, the following table sets forth, as of September 5, 2014, information regarding the ownership of our common stock by:

     *    Persons who own more than 5% of our common stock
     *    each of our directors and each of our executive officers; and
     *    all directors and executive officers as a group.

                                                       Amount and
                                                       Nature of
 Name and Address                    Title Of          Beneficial     Percent of
of Beneficial Owner                   Class             Owner (1)      Class (1)
-------------------                   -----             ---------      ---------

Enzo Taddei (2 & 3)               Common Stock           500,000         3.24%
857 Sarno Road
Melbourne, FL 32935

Omron Holdings Plc. (4)           Common Stock         7,579,684        49.07%
Avenida Marques del Duero 67
Edificio Bahia 2A
29670 San Pedro de Alcantara
Malaga, Spain

All officers and directors
 as a group (one person)(5)       Common Stock         8,079,684        52.31%

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(1)  The  numbers  and  percentages  set  forth in these  columns  are  based on
     15,445,484 shares of common stock outstanding as of September 5, 2014. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the selling security holder has sole or shared voting power or investment power and also any shares, which the selling security holder has the right to acquire within 60 days.

(2) This person is a founder of our Company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct stock holdings. It is our Company's policy not to publicly disclose the personal residence addresses of our employees, so the addresses above refer to our principal executive offices.

(3) As of September 5, 2014, there is one officer, Mr. Enzo Taddei, our Chief Executive Officer and sole Director.
(4)  Mr. Enzo Taddei is the beneficial owner of Omron Holdings Plc.'s shares.

     There are no arrangements or understandings among the entities and individuals referenced above or their respective associates concerning election of directors or other any other matters which may require shareholder approval.

                  THE APPROVAL OF AN AMENDMENT TO OUR ARTICLES
   OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO SONANT SYSTEMS, INC.

ACTION NO. 1

REASONS FOR ACTION NO. 1

     As a result of the Company's proposed acquisition of assets from Chad Steinhart, the Company believes that it needs to change its name to properly brand its new business of being a multinational network messaging,

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
telecommunication  and  software  development  company that acts as a Voice Over
Internet  Protocol  ("VoIP")   Internet   Telecommunications   Service  Provider
("ITSP").

NO APPRAISAL OR DISSENTER'S RIGHTS

     Under Nevada Law, shareholders are not entitled to appraisal or dissenter's rights with respect to the proposed amendment to the Articles of Incorporation to effect a name change.

APPROVAL OF ACTION NO. 1

     The Majority Shareholder has approved the amendment to our Articles of Incorporation to effect a change in the Company's name to Sonant Systems, Inc. The number of shares voted to approve the plan was sufficient under Nevada corporate law.

                                 By Order of the Board of Directors


                                 /s/ Enzo Taddei
                                 -----------------------------------------------
Date: September 24, 2014         Enzo Taddei
                                 Director, President and Chief Executive Officer

                                   APPENDIX A

                                     EXCERPT
                                      FROM
                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                            NETWORKING PARTNERS, INC.

     Article 1 of the Articles of Incorporation is hereby amended to read in its entirety as follows:

                                   "Article 1.

Name of corporation: Sonant Systems, Inc."

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